United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

                      April 8, 2020 (April 2, 2020)
Date of Report (Date of earliest event reported)

International Seaways, Inc.
(Exact Name of Registrant as Specified in Charter)

            1-37836-1
Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor
           New York, New York  10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [x]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [x]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
8.5% Senior Notes due 2023	INSW - PA	New York Stock Exchange

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   Compensatory Arrangements of Certain Officers

On April 2, 2020, the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of International Seaways, Inc. (“INSW” or the “Company”), on behalf of the Board, approved the International Seaways, Inc. 2020 Management Incentive Compensation Plan (the “2020 Management Plan”) and the International Seaways, Inc. 2020 Non-Employee Director Incentive Compensation Plan (the “2020 Director Plan” and together with the Management Plan, the “2020 Plans”), filed as Exhibits 10.1 and 10.2, respectively, hereto and incorporated herein by reference.

The purpose of the 2020 Plans is to promote the interests of the Company and its shareholders by providing certain employees and members of the Board of Directors of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company. The 2020 Plans permit the Committee to grant to eligible employees and directors of the Company, as applicable, any of the following types of awards (or any combination thereof): cash incentive awards, nonqualified stock options, incentive stock options and other stock-based awards, including, without limitation, stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units and share-denominated performance units. Subject to adjustment, the maximum number of shares of the Company’s common stock authorized for issuance is 1,400,000 shares under the 2020 Management Plan and 400,000 shares under the 2020 Director Plan, in each case plus any shares available but not allocated under the Company’s 2016 incentive compensation plans on the day after the 2020 Plans were approved by the Committee. The 2020 Plans replace the Company’s 2016 incentive compensation plans.

On April 2, 2020, the Committee also approved a form of stock option grant agreements and two forms of restricted stock unit grant agreements, each for use under the 2020 Management Plan, filed as Exhibits 10.3, 10.4, and 10.5, respectively, hereto and incorporated herein by reference (each a “Form of Grant Agreement”). Two of the Forms of Grant Agreement provide for the grant of time-based awards, and one Form of Grant Agreement provides for the grant of performance-based awards. Awards made pursuant to the Form of Grant Agreements in respect of the 2020 Management Plan are conditioned upon shareholder approval of the 2020 Management Plan within 12 months of the grant date.

On April 2, 2020, the Committee also approved certain actions concerning the compensation of the Company’s President and Chief Executive Officer (Ms. Lois K. Zabrocky); the Company’s Senior Vice President and Chief Financial Officer (Mr. Jeffrey D. Pribor); the Company’s Senior Vice President and Chief Administrative Officer (Mr. James D. Small III); the Company’s Vice President and Chief Commercial Officer (Mr. Derek Solon); the Company’s Vice President and Head of Ship Operations (Mr. William Nugent); and the Company’s Vice President and Controller (Mr. Adewale O. Oshodi), in each case as described below:

The Committee approved entry by the Company into agreements to implement an annual base salary increase for each of Ms. Zabrocky, Mr. Pribor, Mr. Small and Mr. Oshodi, filed as Exhibits 10.6, 10.7, 10.8 and 10.9, respectively. As a result of these increases, Ms. Zabrocky will receive an annual base salary of $675,000; Mr. Pribor will receive an annual base salary of $510,000; Mr. Small will receive an annual base salary of $485,000; and Mr. Oshodi will receive an annual base salary of $268,785, in each case with effect from January 1, 2020. Pursuant to her agreement, Ms. Zabrocky’s target bonus percentage has also been increased to 125%. In addition, for 2020 and future years, Ms. Zabrocky will have an equity target opportunity equal to 250% of her base salary, subject to any decision by the Board with respect to any future increase or decrease. The Committee also approved increases to the annual base salaries of each of Mr. Solon and Mr. Nugent to $320,000, increased their target bonus percentages to 85%, and approved increases to their annual equity target opportunities. For 2020 and future years, each of Mr. Solon and Mr. Nugent will have an equity target opportunity equal to 100% of his base salary, subject to any decision by the Board with respect to any future increase or decrease. Any future equity grants will be made by the Committee or the Board pursuant to the terms of the Company’s equity plans after consideration of various factors deemed relevant by them.

All other material terms of such persons’ employment remain unchanged.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.
Exhibit No.	Description
10.1	International Seaways, Inc. 2020 Management Incentive Compensation Plan.
10.2	International Seaways, Inc. 2020 Non-Executive Director Incentive Compensation Plan.
10.3	Form of Stock Option Grant Agreement.
10.4	Form of Time-Based RSU Grant Agreement.
10.5	Form of Performance-Based RSU Grant Agreement.
10.6	Amendment No. 6 to Ms. Zabrocky Employment Agreement.
10.7	Amendment No. 2 to Mr. Pribor Employment Agreement.
10.8	Amendment No. 4 to Mr. Small Employment Agreement.
10.9	Amendment No. 4 to Mr. Oshodi Employment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC.
(Registrant)

Date: April 8, 2020	By	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	International Seaways, Inc. 2020 Management Incentive Compensation Plan.
10.2	International Seaways, Inc. 2020 Non-Executive Director Incentive Compensation Plan.
10.3	Form of Stock Option Grant Agreement.
10.4	Form of Time-Based RSU Grant Agreement.
10.5	Form of Performance-Based RSU Grant Agreement.
10.6	Amendment No. 6 to Ms. Zabrocky Employment Agreement.
10.7	Amendment No. 2 to Mr. Pribor Employment Agreement.
10.8	Amendment No. 4 to Mr. Small Employment Agreement.
10.9	Amendment No. 4 to Mr. Oshodi Employment Agreement.